PROSPECTUS SUPPLEMENT

GLOBAL X FUNDS

SUPPLEMENT DATED JULY 5, 2012

TO THE PROSPECTUS DATED APRIL 25, 2012 (THE “PROSPECTUS”)

Global X SUPERINCOME PREFERRED ETF (THE “FUND”)

The following information supplements the information found in, and should be read in conjunction with, the Prospectus.

The following changes are effective immediately:

The following sentence replaces the first sentence of the second paragraph on Page 9 of the Prospectus:

The Underlying Index tracks the performance of the highest yielding preferred securities in the United States and Canada, as determined by Standard & Poor’s (“Index Provider”).

The following paragraphs are added to the “Summary of Principal Risks” section on page 10 of the Prospectus:

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Canada's currency depreciates against the U.S. dollar.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Canada.

Risks Related to Investing in Canada: Any negative changes in the natural resources markets could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent upon trading with its key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

The following sentence replaces the first sentence of the first paragraph on Page 11 of the Prospectus:

Certain of the companies that comprise the Underlying Index may be issued by foreign financial institutions.

The following sentence under the header “Currency Risk” is deleted from Page 21 of the Prospectus:

Currency risk applies to the Global X SuperIncome & MLP Index ETF and Global X SuperIncome REIT ETF.

The following sentence under the header “Custody Risk” is deleted from Page 21 of the Prospectus:

Currency risk applies to the Global X SuperIncome & MLP Index ETF and Global X SuperIncome REIT ETF.

The following sentence under the header “Emerging Market Risk” is deleted from Page 22 of the Prospectus:

Currency risk applies to the Global X SuperIncome & MLP Index ETF and Global X SuperIncome REIT ETF.

The following sentence under the header “Foreign Security Risk” is deleted from Page 24 of the Prospectus:

Currency risk applies to the Global X SuperIncome & MLP Index ETF and Global X SuperIncome REIT ETF.

The following sentence replaces the first sentence under the header “Qualification as a Regulated Investment Company” on Page 30 of the Prospectus:

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 851 of the Internal Revenue Code and, if qualified, to continue to qualify.

The following paragraphs are added to the “Summary of Principal Risks” section on page 32 of the Prospectus:

Risk Related to Investing in Canada

Risk Relating to Investing in Canada applies to the Global X SuperIncome Preferred ETF.

Commodity Exposure Risk

The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy.

Trading Partners Risk

The Canadian economy is dependent on the economies of the United States, Mexico and Europe as key trading partners. Reduction in spending by any of these economies on Canadian products and services or negative changes in any of these economies may cause an adverse impact on the Canadian economy:

• North American Economic Risk. The United States is Canada’s largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the security and prosperity partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy.

• European Economic Risk. Decreasing European imports or exports, changes in European governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union (“EU”) economies may have a significant adverse effect on the economies of EU members and their trade with Canada. The economic and monetary union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe and may impact trade with Canada.

Political Risk

Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

The following sentence replaces the first sentence of the first paragraph under the header “Dividends and Distributions” on Page 42 of the Prospectus:

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid monthly and any net realized securities gains are distributed at least annually.

The following sentence replaces the first sentence of paragraph under the header “S&P Enhanced Yield North American Preferred Stock Index” on Page 48 of the Prospectus:

The S&P Enhanced Yield North American Preferred Stock Index tracks the performance of the highest yielding preferred securities in the United States and Canada, as determined by the Index Provider.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE